UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Subordinated Notes Offering

On February 15, 2018, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of $700.0 million principal amount of EPO’s 5.375% Junior Subordinated Notes F due 2078 (the “Subordinated Notes”). The Subordinated Notes are unconditionally guaranteed on an unsecured and junior subordinated basis by the Partnership pursuant to a guarantee (the “Subordinated Guarantee” and, together with the Subordinated Notes, the “Subordinated Securities”).

The offering of the Subordinated Securities (the “Subordinated Notes Offering”) has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-211317 and 333-211317-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated February 1, 2018, relating to the Subordinated Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on February 2, 2018, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Subordinated Notes Prospectus”).

The Subordinated Securities were issued under the Indenture, dated as of October 4, 2004, among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (the “Original Indenture” and, collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”) and the Thirty-First Supplemental Indenture thereto, dated as of February 15, 2018 (the “Thirty-First Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Subordinated Notes Supplemental Indentures”). The Subordinated Notes Supplemental Indentures allow EPO to elect to defer interest payments on the Subordinated Notes on one or more occasions for up to ten consecutive years subject to certain conditions. Deferred interest payments will accrue additional interest at a rate equal to the interest rate then applicable to the Subordinated Notes, to the extent permitted by applicable law.

During any period in which EPO defers interest payments on the Subordinated Notes, subject to certain exceptions, (1) EPO and the Partnership will not declare, pay or make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of their respective equity securities and (2) neither EPO nor the Partnership will make, and each will cause their respective majority-owned subsidiaries not to make, any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any of EPO’s or the Partnership’s debt securities (including securities similar to the Subordinated Notes) that contractually rank equally with or junior to the Subordinated Notes or the Subordinated Guarantee, as applicable. The Indenture does not limit the Partnership’s ability to incur additional debt, including debt that ranks senior in priority of payment to or pari passu with the Subordinated Notes.

The Subordinated Notes will bear interest at a fixed rate of 5.375% per year from February 15, 2018 up to, but not including, February 15, 2028, or an earlier redemption date (the “Subordinated Notes Fixed Rate Period”). The Subordinated Notes will bear interest from, and including, February 15, 2028 up to, but not including, the maturity date or earlier redemption date (the “Subordinated Notes Floating Rate Period”) at a floating rate based on the Three-Month LIBOR Rate (as defined in the Thirty-First Supplemental Indenture) plus 257 basis points (2.57%), reset quarterly.

Interest on the Subordinated Notes during the Subordinated Notes Fixed Rate Period is payable semi-annually in arrears on February 15 and August 15 of each year, commencing August 15, 2018. Interest on the Subordinated Notes during the Subordinated Notes Floating Rate Period will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing May 15, 2028. The Subordinated Notes mature on February 15, 2078.

We may redeem the Subordinated Notes at our option before their maturity (a) in whole or in part, at any time and from time to time on or after February 15, 2028 at 100% of their principal amount, plus any accrued and unpaid interest thereon; (b) in whole, but not in part, before February 15, 2028 at 100% of their principal amount, plus any accrued and unpaid interest thereon, if certain changes in tax laws, regulations or interpretations occur; or (c) in whole, but not in part, before February 15, 2028 at 102% of their principal amount, plus any accrued and unpaid interest thereon, if a rating agency makes certain changes in the equity credit criteria for securities such as the Subordinated Notes.

The terms of the Subordinated Securities and the Subordinated Notes Supplemental Indentures are further described in the Subordinated Notes Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on February 7, 2018. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; and the Thirty-First Supplemental Indenture, which is filed as Exhibit 4.3 hereto, each of which are incorporated by reference herein.

Senior Notes Offering

On February 15, 2018, the Partnership, EPOGP and EPO completed the public offering of $750.0 million principal amount of EPO’s 2.800% senior notes due 2021 (the “Senior Notes TT”) and $1,250.0 million principal amount of EPO’s 4.250% senior notes due 2048 (the “Senior Notes UU” and, together with the Senior Notes TT, the “Senior Notes”). Pursuant to the indentures described below, the Senior Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Senior Guarantee” and, together with the Senior Notes, the “Senior Securities”).

The offering of the Senior Securities (the “Senior Notes Offering”) has been registered under the Securities Act pursuant to the Registration Statement, as supplemented by the Prospectus Supplement dated February 1, 2018, relating to the Senior Securities, filed with the SEC on February 2, 2018, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated May 12, 2016, the “Senior Notes Prospectus”).

The Senior Securities were issued under the Base Indenture and the Thirtieth Supplemental Indenture thereto, dated as of February 15, 2018 (the “Thirtieth Supplemental Indenture” and, together with the Tenth Supplemental Indenture, the “Senior Notes Supplemental Indentures”).

Interest will accrue at a rate of 2.800% per annum for the Senior Notes TT and 4.250% per annum for the Senior Notes UU, in each case, from February 15, 2018. Interest on the Senior Notes is payable on February 15 and August 15 of each year, commencing August 15, 2018. The Senior Notes TT mature on February 15, 2021, and the Senior Notes UU mature on February 15, 2048. The Senior Notes also provide that at any time for the Senior Notes TT and prior to August 15, 2047 (six months prior to their maturity date) for the Senior Notes UU (the “Par Call Date”), EPO may redeem some or all of the Senior Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. In the case of the Senior Notes TT, the make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the applicable maturity date. In the case of the Senior Notes UU, the make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the Par Call Date. At any time on or after the Par Call Date for the Senior Notes UU, EPO may redeem some or all of the Senior Notes UU at a redemption price equal to 100% of the principal amount of the Senior Notes UU to be redeemed, plus accrued and unpaid interest.

The terms of the Senior Securities and the Senior Notes Supplemental Indentures are further described in the Senior Notes Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on February 7, 2018. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; and the Thirtieth Supplemental Indenture, which is filed as Exhibit 4.4 hereto, each of which are incorporated by reference herein.

Item 8.01 Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-First Supplemental Indenture, dated as of February 15, 2018, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.4	Thirtieth Supplemental Indenture, dated as of February 15, 2018, among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee.

4.5	Form of Subordinated Notes (included in Exhibit 4.3 above)

4.6	Form of Senior Notes (included in Exhibit 4.4 above).

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

99.1	Description of the Subordinated Notes and Description of Debt Securities (incorporated by reference to Exhibit 99.1 to Form 8-K filed February 7, 2018).

99.2	Description of the Senior Notes and Description of Debt Securities (incorporated by reference to Exhibit 99.2 to Form 8-K filed February 7, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: February 15, 2018	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Senior Vice President - Accounting and Risk Control

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer

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